Rule 497

Registration Nos. 333-271759 and 811-23875

Madison ETFs Trust

(the “Trust”)

Madison Mosaic Income Opportunities ETF (MIOP)

Madison Short-Term Strategic Income ETF (MSTI)

Madison Aggregate Bond ETF (MAGG)

Madison Covered Call ETF (CVRD)

Madison Dividend Value ETF (DIVL)

(the “Funds”)

Prospectus and Supplement dated April 13, 2026, to the

Fund’s Statement of Additional Information (“SAI”),

Each dated October 31, 2025

Effective immediately, in the Prospectus under “More Information Abount Madison ETFs” subsection “Requesting Documents” is revised to read as follows:

Requesting Documents. You may request a copy of the SAI and the annual and semi-annual reports, make shareholder inquiries, without charge, or request further information about the Funds by contacting your financial adviser or by contacting the Funds at: Madison ETFs® , 550 Science Drive, Madison, Wisconsin 53711; telephone: 1-888-971-7135; Internet: www.madisonfunds.com.

Reports and other information about the Funds also are available on the EDGAR database on the SEC’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplications fee, by electronic request at the following email address: publicinfo@sec.gov.

Madison ETFs®
550 Science Drive, Madison, Wisconsin 53711
1-888-971-7135

Effective immediately, in the SAI, the second paragraph of “Proxy Voting Policies, Procedures and Records” is revised to read as follows:

Form N-PX, which contains the proxy voting records for each of the funds for the most recent twelve-month period ended June 30, is available to shareholders upon request at no cost by calling 1-800-767-0300, on the Fund’s website at www.madisonfunds.com or on the SEC’s website at www.sec.gov.

Please Keep this Supplement with your Prospectus and Statement of Additional Information for Future Reference